GOLDMAN SACHS TRUST

Institutional Shares of the

Goldman Sachs Global Managed Beta Fund

(the “Fund”)

Supplement dated February 3, 2021 to the

Prospectus and Statement of Additional Information (the “SAI”),

each dated December 29, 2020, as supplemented to date

Effective immediately, Kate El-Hillow will no longer serve as a portfolio manager for the Fund. Neill Nuttall and Siwen Wu will continue to serve as portfolio managers for the Fund.

Accordingly, effective immediately, all references to Ms. El-Hillow in the Prospectus and SAI are deleted in their entirety.

This Supplement should be retained with your Prospectus and SAI for future reference.

MGDBETATBDSTK 02-21